SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy
[ ] Confidential For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MAP-EQUITY FUND
               ----------------------------------
        (Name of Registrant as Specified in Its Charter)
  _____________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if Other Than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box:)
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transactions applies:
     (2)  Aggregate number of securities to which
          transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid: _____

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement no.:
     (3) Filing Party:
     (4) Date Filed:

MAP-EQUITY FUND
520 Broad Street
Newark, New Jersey 07102-3111
______________________________________________________________


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        December 3, 1997

      An Annual Meeting of Shareholders of MAP-Equity Fund (the "Fund") is to be held at the offices of MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey, December 3, 1997 at 9:00 a.m. New York City time, for the following purposes:

1. To elect five directors to serve until the next meeting of shareholders or until their successors are elected and qualified;

2.   To consider and act upon the ratification of the appointment
     of   Price   Waterhouse  LLP  as  the   Fund's   independent
     accountants for the year ending December 31, 1997;

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only shareholders of record as of the close of business on October 15, 1997, are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                   Judith C. Keilp
                                   Vice President and Secretary
November 3, 1997

IF YOU ARE UNABLE TO ATTEND THIS MEETING, PLEASE HELP AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE BUSINESS OF THE MEETING IS IMPORTANT TO THE
SHAREHOLDERS AND CANNOT BE TRANSACTED UNLESS A MAJORITY OF THE OUTSTANDING SHARES IS REPRESENTED.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY. HOWEVER, IT IS NOT NECESSARY TO MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS: MERELY SIGN, DATE AND RETURN THE PROXY IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.


              [THIS PAGE INTENTIONALLY LEFT BLANK]

                         MAP-EQUITY FUND
                        520 Broad Street
                  Newark, New Jersey 07102-3111
                         PROXY STATEMENT
                               For
                 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held
                        December 3, 1997

November 3, 1997

Dear Shareholder:

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MAP-Equity Fund (the "Fund"), of proxies for use at the Annual Meeting of Shareholders of the Fund to be held at 9:00 a.m., New York City time, on December 3, 1997.

   This Proxy Statement, Notice of Meeting and accompanying Proxy Card are being mailed to Shareholders on or about November 3, 1997. A Shareholder who executes a Proxy in connection with this solicitation may revoke it at any time, without compliance with any formal procedure, before it is voted at the meeting. Since only a nominal holder of Fund shares may execute and revoke a Proxy, a beneficial owner who has given voting instructions to a nominal holder may revoke them only through the holder.

   The Fund has only one class of stock issued and outstanding. Each share is entitled to one vote at the meeting. Each fractional share is entitled to a proportional share of one vote. On October 15, 1997, the record date for shareholders entitled to vote at the special meeting, the Fund had 3,626,304.02 shares of Common Stock outstanding. As of that date, MBL Life Assurance Corporation ("MBL Life") owned of record 1,815,947.65 shares (50.08%) of the outstanding Common Stock of the Fund. MBL Life is the only shareholder known to own beneficially more than five (5%) percent of the outstanding voting securities of the Fund. MBL Life has informed the Fund that it intends to vote its shares in favor of all proposals.

   Although the Board of Directors encourages each shareholder to attend the 1997 Annual Meeting, we realize this may not be possible. Whether or not you plan to be present at the meeting, we would like your vote. We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

   Shareholders are requested to exercise their right to vote on the Proxy with respect to the following matters:

             PROPOSAL NO. 1.    ELECTION OF DIRECTORS

  At the meeting, five directors are to be elected to hold office until the next meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares represented thereby for the persons nominated for election as directors, unless authority to vote shall have been withheld. If any such nominee should be unwilling or unable to serve due to circumstances not foreseen at present, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee.


                                Principal Occupation
   Name and Position (Age)      During Past Five Years
*  Horace J. DePodwin (74)      President, Economic Studies, Inc.;
   Director; Served as a        Professor and Dean Emeritus, Graduate
   Director since March 6,      School of Management,Rutgers - The
   1970; Member of the Audit    State University of New Jersey.
   Committee.

*  Herbert M. Groce (68)        The Most Reverend Archbishop of the
   Director; Served as a        Diocese of St. Paul, Metropolitan of
   Director since April 21,     the Anglican Rite, Synod of the
   1977; Member of the Audit    Americas, The Holy Catholic Church as
   Committee.                   of November, 1996; prior thereto The
                                Right Reverend Missionary Bishop of
                                the Diocese of St. Paul, The
                                American Anglican Church, as of
                                January 8, 1994; prior thereto The
                                Venerable Archdeacon of the East
                                for the Episcopal Missionary Church
                                from February,1993 to January, 1994;
                                prior thereto Rector, St. Andrew's
                                Episcopal Church, New York.

*  Jerome M. Scheckman (62)     Formerly Consultant and Managing
   Director; Served as a        Director, Salomon Brothers, Inc.;
   Director since August        Member of the Corporation, Babson
   5, 1989; Member of the       College; Member of the Auxiliary
   Audit Committee.             Board, Mt. Sinai Hospital; Member
                                of the Business Advisory Counsel,
                                Alfred University.

*+ Kathleen M. Koerber (48)     Executive Vice President and Chief
   Director and President,      Operating Officer, MBL Life since
   Served as a Director since   September 1991; Director, First
   October 16, 1991; Member     Priority Investment Corporation
   of the Executive Committee.  ("First Priority"); Member of the
                                Management Committee of Markston
                                Investment Management ("Markston").

*+ William G. Clark (36)        Senior Vice President - Pension
   Director and Executive       and Investment Products, MBL Life,
   Vice President; Served as    since 1995, prior thereto Vice President-
   a Director since February    Group Pension Operations; Director and
   18, 1997; Member of the      President,First Priority; Management
   Executive Committee.         Committee, Markston.

_____________________________

* Mrs. Koerber and Messrs. Clark, DePodwin, Groce, and Scheckman also serve as directors of MBL Growth Fund, Inc. and MAP-Government Fund, Inc., "affiliated" mutual funds. In addition, Messrs. Clark and Scheckman serve as members of the Management Committee of MBL Variable Contract Account-7 ("VCA-7"), a separate account of MBL Life which is registered as a management investment company under the Investment Company Act of 1940 (the "1940 Act").

+ Mrs. Koerber and Mr. Clark are "interested persons" of the Fund as defined in the 1940 Act, because of their positions as officers of MBL Life, the controlling person of both Markston, the investment adviser of the Fund, and First Priority, the distributor of the Fund. Prior to May 1, 1994, each such interested person maintained the same position with Mutual Benefit Life Insurance Company in Rehabilitation, successor to The Mutual Benefit Life Insurance Company ("Mutual Benefit Life").

               ___________________________________


   The Board has standing Executive and Audit Committees, but no nominating or compensation committees.

   The Executive Committee is currently composed of Kathleen M. Koerber and William G. Clark. During the Fund's fiscal year ended December 31, 1996, the Executive Committee met three times. It possesses all of the powers of the Board except those specifically reserved by Delaware law to the full Board.

   The Audit Committee is currently composed of Messrs. Groce, DePodwin, and Scheckman, the three directors who are not "interested persons" of the Fund. The Audit Committee, which met twice in 1996, performs various functions including: recommending, engaging and discharging the independent auditors; reviewing the Fund's policies and procedures with respect to internal recordkeeping and accounting controls; reviewing the independence of the independent accountants; and considering the range of audit and any non-audit fees.

   During 1996, the Board of Directors met three times. Each director, while serving as such, attended 100% of the aggregate of the Board meetings and meetings of the Committees to which he or she was appointed. Directors who are also officers of the Fund receive no additional compensation for their services as Directors. The remaining Directors of the Fund ("Disinterested Directors") each receive a retainer fee in the amount of $900 annually, together with a fee of $400 per Board meeting attended. Total compensation of Disinterested Directors paid by the Fund during 1996 was $6,300. Officers of the Fund were compensated by MBL Life, and do not receive compensation from the Fund.

   Aggregate compensation of the Disinterested Directors paid by the Fund is shown below. The Fund does not pay pension or retirement benefits to the Disinterested Directors.

                         Aggregate          Total Compensation
Name of Person,          Compensation       from Fund and Fund
Position                 from Fund          Complex Paid to Directors
Horace J. DePodwin,       $2,100             $6,300
Director

Herbert M. Groce, Jr.,    $2,100             $6,300
Director

Jerome M. Scheckman,      $2,100             $8,700
Director


  Officers (other than directors) of the Fund are listed below:


                                 Principal Occupation
Name and Position (Age)          During Past Five Years *

Judith C. Keilp (38)             Counsel, MBL Life since 1993, prior
Vice President and Secretary     thereto Associate Counsel since 1989;
Served as an officer since       Vice President and Secretary, First
August 11, 1993.                 Priority.

Albert W. Leier (47)             Vice President and Controller, MBL
Vice President and Treasurer     Life; Director, Vice President and
Served as an officer since       Treasurer, First Priority.
April 21, 1983.

Christine M. Dempsey (42)        Director of Financial Reporting, MBL
Assistant Treasurer              Life since 1994; prior thereto
Served as an officer since       Manager of Financial Reporting.
April 27, 1988.

Vicki J. Herbst (42)             Registered Products Compliance
Assistant Secretary              Manager, MBL Life since 1994; prior
Served as an officer since       thereto Legal Assistant.
August 11, 1993.
__________________________________

* Each officer also serves as officers of MBL Growth Fund, Inc. and MAP-Government Fund, Inc. In addition, Ms. Keilp and Mr. Leier serve as officers to the Management Committee of VCA-7. Prior to May 1, 1994, each officer maintained the same position with Mutual Benefit Life that he or she now holds with MBL Life.



   Approval of the election of Directors requires the affirmative vote of the holders, as of the record date, of a majority of the outstanding voting securities of the Fund.

   The Board of Directors recommends a vote "FOR" the adoption of this proposal.


   PROPOSAL NO. 2.    RATIFICATION OF INDEPENDENT ACCOUNTANTS

   A majority of the Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons" of the Fund has engaged Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1997. The Board recommends that such engagement be ratified by the shareholders.

   Price Waterhouse LLP has acted as independent accountants for the Fund since October 1993. The Fund has been advised that neither Price Waterhouse LLP, nor any of its partners or employees, has or have had any direct or indirect financial interest in or any connection with the Fund or any of its affiliates in any capacity other than as accountants.

   During 1996, Price Waterhouse LLP performed audit services for the Fund which included an audit of the financial statements, review of annual reports and registration statement amendments filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meetings with the Audit Committee. The Audit Committee and the Board of Directors approved such services before they were rendered. Price Waterhouse's audit of the financial statements was made in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances.

   Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting of Shareholders and to be available to respond to appropriate questions and to make such statements as they desire.

   Approval of this proposal requires the affirmative vote of the holders, as of the record date, of a majority of the outstanding voting securities of the Fund.

   The Board of Directors recommends a vote "FOR" ratification of the appointment of Price Waterhouse LLP as the Fund's independent accountants.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS

      The following table sets forth as of October 15, 1997 information as to shares of the Fund's Common Stock held by persons known to the Fund to be the beneficial owner of more than 5% of the Fund's Common Stock. The following table also sets forth information as of October 15, 1997 with respect to shares of the Fund's Common Stock owned by any of the directors or executive officers of the Fund.

Name of                Number of           Percentage
Beneficial Owner       shares owned        of class

MBL Life               1,815,947.65        50.08%
William G. Clark             643.78        Less than 1%


                    EXPENSES OF SOLICITATION

   The total cost of this solicitation will be borne by the Fund. In addition to the mails, proxies may be solicited by directors, officers or other representatives of the Fund by personal interviews, telephone and telegraph. Under instruction for the Fund, and acting only for it, directors, officers, employees or registered representatives of First Priority may solicit proxies on behalf of the Fund's management. Such persons may receive compensation or reimbursement of expenses from the Fund in connection therewith. If banks, brokerage houses or other custodians, nominees or fiduciaries forward soliciting material to the beneficial owners of shares entitled to vote at the meeting, such soliciting persons will be reimbursed upon request for postage expenses incurred in connection with such forwarding.


                      SHAREHOLDER PROPOSALS

  Shareholders may submit proposals for consideration at the 1998 Annual Meeting of Shareholders. Such proposals must be received by the Secretary of the Fund, Judith C. Keilp, at 520 Broad Street, A08N, Newark, New Jersey 07102-3111, by December 31, 1997. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested. Proposals must conform to the Proxy Rules under the Securities Exchange Act of 1934.


                          OTHER MATTERS

   The Board of Directors knows of no other business to be presented at the meeting, but if other matters properly do come before the meeting, the Proxies will be voted in accordance with the judgment of the person or persons voting such Proxies.

   All shareholders of record on the record date have previously been furnished a copy of the Fund's Annual Report for 1996 and Semi-Annual Report dated June 30, 1997. The Fund will furnish, without charge, an additional copy of the Annual Report and/or Semi-Annual Report upon request made to: First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, or by telephoning 1-800-559-5535.


                              By order of the Board of Directors



                              NOTES



                         MAP-EQUITY FUND

                        520 Broad Street
                  Newark, New Jersey 07102-3111





                         Distributed by

              FIRST PRIORITY INVESTMENT CORPORATION
                        520 Broad Street
                  Newark, New Jersey 07102-3111
                         1-800-559-5535

                                                         APPENDIX

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               OF

                         MAP-EQUITY FUND

 Proxy for Annual Meeting of Shareholders to be held December 3,
                              1997

The  undersigned hereby appoints KATHLEEN M. KOERBER and  WILLIAM
G. CLARK and each of them, Proxies (each with full power of substitution) for and on behalf of the undersigned at the Annual Meeting of Shareholders of MAP-Equity Fund (the "Fund") to be held on December 3, 1997 and at any and all adjournments. The Proxies are to have full authority to vote all shares of stock held by the undersigned with respect to the following matters and with respect to such other business as may properly come before the meeting or any adjournment thereof. The Proxies are to have all powers that the undersigned would possess if personally present, and the undersigned hereby ratifies and confirms all that these Proxies may do in the premises.

THE  BOARD  OF  DIRECTORS OF THE FUND RECOMMENDS A VOTE  FOR  THE
ELECTION  OF DIRECTORS AND FOR THE RATIFICATION OF THE  AUDITORS.
SHAREHOLDERS  ARE  ENCOURAGED  TO  VOTE  ON  THE  MATTERS  TO  BE
CONSIDERED.

THIS  PROXY  WILL  BE  VOTED  AS SPECIFIED,  EXCEPT  THAT  IF  NO
INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED FOR THE ELECTION  OF
DIRECTORS AND IN FAVOR OF PROPOSAL 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN  THE
ENCLOSED ENVELOPE.

Please sign exactly as name appears on your account.  If stock is
held  jointly,  signature should include both names.   Executors,
Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
____________________________       _____________________________
____________________________       _____________________________
____________________________       _____________________________



                         MAP-EQUITY FUND

 [X]  PLEASE MARK VOTES
      AS IN THIS EXAMPLE

1. Election of five directors to serve until the next meeting of shareholders or until their successors
     are elected and qualified;   For All   With      For All
                                  Nominees  held      Except
     KATHLEEN M. KOERBER          [ ]       [ ]       [ ]
     WILLIAM G. CLARK
     HORACE J. DEPODWIN
     HERBERT M. GROCE
     JEROME M. SCHECKMAN

     NOTE:  If  you  do not wish your shares voted  "For  a
     particular nominee, mark the "For All Except" box  and
     strike  a  line through the name(s) of the nominee(s).
     Your   shares   will  be  voted  for   the   remaining
     nominees(s).

2.   Ratification of the appointment of Price Waterhouse
     LLP as the Fund's independent accountants for the
     year ending December 31, 1997.
          For     Against   Abstain
          [ ]     [ ]       [ ]


Please be sure to sign and date this Proxy.  Date __________

____________________      _________________________
Shareholder sign here         Co-owner sign here

Mark box at right if an address change or comment     [ ]
has been noted on the reverse side of this card.

RECORD DATE SHARES: ____________________